Exhibit 10.4

                                SECOND AMENDMENT
                                       TO
                          1997 STOCK PLAN FOR DIRECTORS
                                       OF
                         NEWPORT NEWS SHIPBUILDING INC.

         The 1997 Stock Plan For Directors Of Newport News Shipbuilding Inc. (the "Plan") is hereby amended as follows, effective as of October 9, 1997.

         Section IV (b) of the Plan is amended by inserting at the end of the Section the following:

"The adjustments contemplated by this Section shall be made by the Committee to all outstanding Awards in the event of the occurrence of the `Distribution Date' and the `Rights' becoming exercisable under the Company's Rights Agreement (the "Rights Agreement") dated as of December 11, 1996 with First Chicago Trust Company of New York, as Rights Agent, as amended, and any similar occurrence under any substitute, replacement or successor to the Rights Agreement."

         IN WITNESS WHEREOF, this amendment is hereby executed this 20th day of October, 1997.

                                           NEWPORT NEWS SHIPBUILDING INC.

                                           David J. Anderson

                                           ---------------------------------
                                           By:   David J. Anderson
                                           Its:  Senior Vice President

ATTEST: Peter A. V. Huegel
        ---------------------
        Assistant Secretary